                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

Management of PFS
(A Division of PepsiCo Held for Sale):

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG PEAT MARWICK LLP

                                          --------------------------------------
                                               KPMG PEAT MARWICK LLP

Dallas, Texas
April 27, 1998